Supplement dated January 31, 2025
to the Prospectuses of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Managed Risk Fund	5/1/2024
Variable Portfolio – Managed Risk U.S. Fund	5/1/2024
Variable Portfolio – Managed Volatility Conservative Fund	5/1/2024
Variable Portfolio – Managed Volatility Conservative Growth Fund	5/1/2024
Variable Portfolio – Managed Volatility Growth Fund	5/1/2024
Variable Portfolio – U.S. Flexible Conservative Growth Fund	5/1/2024
Variable Portfolio – U.S. Flexible Growth Fund	5/1/2024
Variable Portfolio – U.S. Flexible Moderate Growth Fund	5/1/2024
Columbia Funds Variable Series Trust II
Variable Portfolio – Managed Volatility Moderate Growth Fund	5/1/2024
Variable Portfolio – Aggressive Portfolio	5/1/2024
Variable Portfolio – Conservative Portfolio	5/1/2024
Variable Portfolio – Moderate Portfolio	5/1/2024
Variable Portfolio – Moderately Aggressive Portfolio	5/1/2024
Variable Portfolio – Moderately Conservative Portfolio	5/1/2024
The disclosure for Variable Portfolio – Partners Small Cap Growth Fund in each fund's Appendix A - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Variable Portfolio – Partners Small Cap Growth Fund
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization, at the time of purchase, of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included within the Index was $12.5 million to $17.3 billion as of November 30, 2024. The market capitalization range and composition of companies in the Index are subject to change. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care, industrials and information technology sectors.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), the Fund’s investment manager, pursues the Fund’s investment objective by allocating a portion of the Fund’s assets, or sleeve, to a subadviser that employs an active investment strategy, and by directly managing a sleeve that seeks to track the Index. Columbia Management intend, in the future, to hire one or more additional subadvisers for the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7068-0003_(1/25)